MUSCLEPHARM.

[FUEL THE ATHLETE INSIDE]™

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

AUTHORIZED: 100,000,000 COMMON SHARES,
$0.001 PAR VALUE PER SHARE

CUSIP 627335 20 1

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies That

is the owner of

Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of

MusclePharm Corporation

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

Countersigned:
CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, CO 80209

By ______________________
Transfer Agent and Registrar Authorized Officer

CEO and PRESIDENT

MusclePharm Corporation
CORPORATE
SEAL
Nevada

SECRETARY

3500

© Mountain Financial Print & Design, LLC

MusclePharm Corporation
CORPORATE STOCK TRANSFER, INC.
TRANSFER FEE: AS REQUIRED

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties	UNIF GIFT MIN ACT -	Custodian
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		(Cust) (Minor) under Uniform Gifts to Minors
Act _________________________________
(State)

Additional abbreviations may also be used though not in the above list. _______________________________________________________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

      FOR VALUE RECEIVED, _________________________________________________________ hereby sell, assign and transfer unto

___________________________________________________________________________________________________________

PLEASE PRINTOR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CO DE OF ASSIGNEE

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

___________________________________________________________________________________________________________

_____________________________________________________________________________________________________ Shares of
the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________Attorney to
transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:___________________ 20________ ,

Signature: X___________________________________________________________
Signature(s) Guaranteed:
Signature: X___________________________________________________________

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIPIN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.